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                                                                   EXHIBIT 10.11

                                 FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 31, 2002 (this "Amendment"), to the Used Beechcraft 1900C Airline Operating Lease Agreement (Lease Agreement No. [GLUC-101] [GLUC-122]) between Raytheon Aircraft Credit Corporation ("Lessor") and Great Lakes Aviation, Ltd. ("Lessee"), dated April 23, 1998 (the "Original Lease").

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Original Lease, Lessor agreed to lease to Lessee that certain Beechcraft 1900C Model aircraft with Manufacturer's Serial No. [UC-101] [UC-122] (the "Aircraft");

         WHEREAS, as of the date hereof Lessee has entered into a Restructuring Agreement with the Lessor (as amended and in effect from time to time, the "Restructuring Agreement") whereby the Lessor has agreed to reduce amount of the monthly lease payments owing from Lessee to Lessor under the Original Lease;

         WHEREAS, Lessor and Lessee desire to amend the Original Lease in the manner set forth herein;

         NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Defined Terms. Terms defined in the Original Lease and used herein shall have the meanings given to them in the Original Lease.

2. Amendment to Exhibit A of the Original Lease. Exhibit A to the Original Lease is hereby replaced with Exhibit A attached hereto.

3. Conditions to Effectiveness. This Amendment shall become effective on the Effective Date (as defined in the Restructuring Agreement) on which the Lessee shall have executed and delivered this Amendment to the Lessor.

4. Representation and Warranties. The Lessee hereby represents and warrants to the Lessor as of the Effective Date that:

         (a) As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in
                  Article 17 of the Original Lease are true and correct in all material respects; and

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         (b)      No Event of Default. After giving effect to this Amendment, no
                  Event of Default shall have occurred and be continuing

5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

7. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Original Lease not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Lessor. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Lease are and shall remain in full force and effect.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF KANSAS.

                [Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in Wichita, Kansas by their proper and duly authorized officers as of the day and year first above written.

                                            GREAT LAKES AVIATION, LTD.

                                            By:
                                                ----------------------
                                            Name:
                                                  --------------------
                                            Title:
                                                   -------------------

                                            RAYTHEON AIRCRAFT CREDIT CORPORATION

                                            By:
                                                ----------------------
                                            Name:
                                                  --------------------
                                            Title:
                                                   -------------------

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                                    EXHIBIT A

                           SCHEDULE OF RENTAL PAYMENTS

This Schedule of Rental Payments is based upon a fifteen (15) year operating lease, with one hundred eighty (180) Monthly Rental Payments due hereunder. The "Lease Commencement Date" shall be defined as April 23, 1998. The first Monthly Rental Payment due hereunder shall be due and payable by Lessee to Lessor in arrears on May 23, 1998. The Monthly Rental Payments due thereafter shall be due and payable in arrears to Lessor on the 23rd day of each subsequent calendar month.

Month during Lease Term                     Amount of Monthly Payment
-----------------------                     -------------------------

1 - 56 (through December 23, 2002)                   $22,000 (*)

57 - 180 (commencing January 23, 2002)               $17,000 (*)

(*) The amount indicated is fixed, and is not subject to adjustment.